EXHIBIT 23.2

                          INDEPENDENT AUDITORS CONSENT


We consent to the incorporation by reference in this Registration Statement of Emergisoft Holding, Inc. (the "Company") on Form S-8 of our report dated July 13, 2000 on the Company's financial statements appearing in the Company's annual report on form 10KSB/A filed with the Securities and Exchange Commission on August 16, 2000.



                                               /s/ Crouch, Bierwolf & Associates
                                               --------------------------------
                                               CROUCH, BIERWOLF & ASSOCIATES



Salt Lake City, Utah
January 15, 2002